Amendment on the Sales and Purchase agreement on 1st February 2018

Amendent Date : 1st of December 2019.

Amendment at : 333. Moo 6 ,Wiang Sub-district, Chiang Saen, Chiang Rai.

Sales and Purchase agreement which made on this day 1st February 2018 between

Mr.Prathan Inseeyoug, 54 years of age, a Thai national, residing at 333/154, Sanpranet Sansai District, Chiang Mai Province, hereinafter referred to as "The Seller".

(copy of the Seller's ID card and house registration book are attached hereto as Anex I.)

AND

Abina Co.,Ltd represent by Mr.Khor Poh Kiang, a Company which registered in Thailand with Company registered Number : 0105558125216 residing at 333 Moo6,Wiang Sub-district, Chiang Saen District, Chiang Rai Province.

Regards the 1st payment stated in the previous agreement on 1st Feberuar 2018 at 1.2 had been amend from 20 December 2019 to or before 20 December 2020 . And the others which stated in the previous agreement remain unchanged.

ABINA Co.,Ltd.

....	....
Abina Co ., Ltd	Prathan Inseetong
Khor Poh Kiang	The Seller.
The purchaser	

Reg. No. /ทะเบียนเลขที่ 1683/2543
Commission Expires/ทะเบียนหมดอายุ
Date/วันที่ 24 / 08 / 2020